SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                                    AVP, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

              005-79737                                                              98-0142664
       ------------------------                                           ---------------------------------
   (Commission File Number)                                           (IRS Employer Identification No.)

             6100 Center Drive, Suite 900, Los Angeles, CA                             90045
             ---------------------------------------------                           --------
               (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                                (310) 426-8000
                                                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

         On August 15, 2006, AVP, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2006. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated by reference.

         The information, including the exhibit attached hereto, in this Item
2.02 is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01 - Regulation of FD Disclosure.

         On August 15, 2006, as part of the Company's press release announcing its financial results for the fiscal quarter ended June 30, 2006, the Company forecasted revenues for the full year 2006 to be in the range of $19 million to $20 million, GAAP net loss to be between $2.5 million and $3 million and non-GAAP net loss to be between $1.5 million and $2 million. Non-GAAP net loss excludes stock based expenses and contra revenue.

Item 9.01 - Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                  99.1              Press Release, dated August 15, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AVP, INC.

                                            By:  /s/ Andrew Reif
                                              ----------------------------------
                                            Name:  Andrew Reif
                                            Title: Chief Operating Officer

Dated:  August 15, 2006


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

                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------
99.1                       Press Release, dated August 15, 2006.


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